Exhibit 99.2

Prudential Financial, Inc.

Financial Services Businesses

Information Regarding Certain General Account Investments

Residential Mortgage-Backed, Commercial Mortgage-Backed, and Asset-Backed Securities, and Commercial Mortgage and Other Loans

December 31, 2008

($ millions)

General Account Investments	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Asset-backed securities (a)	10,863	90	2,467	8,486
Residential mortgage-backed securities (b)	10,688	336	114	10,910
Commercial mortgage-backed securities (c)	8,506	3	1,657	6,852

	Gross Carrying Value	Allowance For Losses	Net Book Value
Commercial mortgage and other loans (d)	22,245	(153)	22,092

(a) Supplemental information for asset-backed securities:

		LOWEST RATING AGENCY RATING (5)					Total Amortized Cost	Total Fair Value
	Vintage	AAA	AA	A	BBB	BB and below
Collateralized by sub-prime mortgages:
Enhanced short-term portfolio
	2008	—	—	—	—	—	—	—
	2007	148	30	74	141	155	548	405
	2006	678	218	116	371	155	1,538	1,284
	2005	21	—	—	9	5	35	31
	2004	—	—	—	—	—	—	—
	2003 and prior	—	—	—	—	—	—	—

Total enhanced short-term portfolio (1)		847	248	190	521	315	2,121	1,720

All other portfolios
	2008	—	—	—	—	—	—	—
	2007	5	10	27	64	162	268	158
	2006	222	169	70	403	401	1,265	709
	2005	16	253	80	126	90	565	324
	2004	40	356	224	50	3	673	381
	2003 and prior	27	172	125	91	49	464	292

Total all other portfolios		310	960	526	734	705	3,235	1,864

Total collateralized by sub-prime mortgages (2)		1,157	1,208	716	1,255	1,020	5,356	3,584
Other asset-backed securities:
Externally managed investments in the European market (3)		—	—	260	655	19	934	941
Collateralized by auto loans		1,248	108	5	129	2	1,492	1,421
Collateralized by credit cards		72	—	2	686	—	760	454
Collateralized by non-sub-prime mortgages		940	48	8	37	18	1,051	1,073
Other (4)		642	128	96	242	162	1,270	1,013

Total asset-backed securities		4,059	1,492	1,087	3,004	1,221	10,863	8,486

(1)	Our Enhanced Short-term portfolio is used primarily to invest cash proceeds of securities lending and repurchase activities, commercial paper issuances and cash generated from certain trading and operating activities. The investment policy statement of this portfolio requires that securities purchased for this portfolio have a remaining expected average life of 2 years or less when acquired.

(2)	The weighted average estimated subordination percentage of our general account asset-backed securities collateralized by sub-prime mortgages attributable to the Financial Services Businesses, excluding those supported by guarantees from monoline bond insurers, was 34% as of December 31, 2008. The subordination percentage represents the current weighted average estimated percentage of the capital structure subordinated to our investment holding that is available to absorb losses before the security incurs the first dollar loss of principal. As of December 31, 2008, based on amortized cost, approximately 87% of these asset-backed securities collateralized by sub-prime mortgages have estimated credit subordination percentages of 20% or more, and 50% have estimated credit subordination percentages of 30% or more.

In addition to subordination, certain securities, referred to as front pay or second pay securities, benefit from the prioritization of principal cash flows within the senior tranches of the structure. In most instances, these shorter duration senior securities have priority to principal cash flows over other securities in the structure, including longer duration senior securities. Included within the $5.356 billion of asset-backed securities collateralized by sub-prime mortgages attributable to the Financial Services Businesses as of December 31, 2008 were $1.718 billion of securities, on an amortized cost basis, that represent front pay or second pay securities, depending on the overall structure of the securities.

(3)	Externally managed investments in the European markets reflects our investment in medium term notes that are collateralized by portfolios of assets primarily consisting of European fixed income securities and derivatives, including 45% European corporate and bank bonds, 21% bank capital, 14% European asset-backed securities, and 20% other. As of December 31, 2008, the amortized cost and fair value shown in the table above includes the $(625) million impact of a bifurcated embedded derivative.

(4)	Includes collateralized debt obligations with amortized cost of $495 million and fair value of $329 million, with less than 1% secured by sub-prime mortgages. Also includes asset backed-securities collateralized by education loans, equipment leases, timeshares, aircraft, and franchises.

Excluded from the table above are asset-backed securities held outside the general account in other entities and operations with amortized cost of $240 million and fair value of $222 million. Based on amortized cost, 84% of these securities have credit ratings of AAA, 2% have A credit ratings, and the remaining 14% have credit ratings of BBB or below. As of December 31, 2008, included within these asset-backed securities are securities collateralized by sub-prime mortgages with amortized cost and fair value of $4 million, all of which have AAA credit ratings, with $3 million in the 2006 vintage and $1 million in the 2003 vintage. Also included are collateralized debt obligations with amortized cost and fair value of $10 million, with none secured by sub-prime mortgages. Also excluded from the table above are asset-backed securities classified as trading and carried at fair value, including $0.9 billion of trading account assets supporting insurance liabilities, the investment results of which ultimately accrue to contract holders. An additional $398 million of asset-backed securities as of December 31, 2008 are classified as other trading, including $27 million held outside the general account, 89% of which have credit ratings of AAA and 11% of which have credit ratings of BB, and $371 million included in our general account, 77% of which have credit ratings of A or above and the remaining 23% virtually all have BBB credit ratings.

(b) Supplemental information for residential mortgage-backed securities:

As of December 31, 2008, based on amortized cost, 98% of the general account residential mortgage-backed securities attributable to the Financial Services Businesses were publicly traded agency pass-through securities, which are supported by implicit or explicit government guarantees and have credit ratings of AA or above. Collateralized mortgage obligations, including approximately $49 million secured by “ALT-A” mortgages, represented the remaining $192 million of residential mortgage-backed securities; and 92% have credit ratings of A or above, and the remaining 8% with BB credit ratings or higher.

Excluded from the above are residential mortgage-backed securities held outside the general account in other entities and operations with amortized cost of $770 million and fair value of $778 million, all of which have AAA credit ratings. Also excluded from the above are $708 million of residential mortgage-backed securities classified as trading account assets supporting insurance liabilities and carried at fair value, the investment results of which ultimately accrue to contract holders.

Prudential Financial, Inc.

Financial Services Businesses

Information Regarding Certain General Account Investments

Residential Mortgage-Backed, Commercial Mortgage-Backed, and Asset-Backed Securities, and Commercial Mortgage and Other Loans

December 31, 2008

($ millions)

(c) Supplemental information for commercial mortgage-backed securities:

	LOWEST RATING AGENCY RATING (2)					Total Amortized Cost	Total Fair Value
Vintage	AAA	AA	A	BBB	BB and below
2008	181	4	31	101	24	341	293
2007	1,689	—	3	72	78	1,842	1,393
2006	3,367	6	—	7	9	3,389	2,695
2005	1,541	—	—	12	32	1,585	1,288
2004	432	—	—	—	4	436	359
2003 and prior	794	73	31	15	—	913	824

Total (1) (2)	8,004	83	65	207	147	8,506	6,852

(1)	As of December 31, 2008, based on amortized cost, the weighted average loan to value and debt service coverage ratios of general account commercial mortgage-backed securities attributable to the Financial Services Businesses is 69% and 1.54 times, respectively. The weighted average estimated subordination percentage of our general account investments in commercial mortgage-backed securities attributable to the Financial Services Businesses was 33% as of December 31, 2008. The subordination percentage represents the current weighted average estimated percentage of the capital structure subordinated to our investment holding that is available to absorb losses before the security incurs the first dollar loss of principal. The weighted average estimated subordination percentage includes an adjustment for that portion of the capital structure which has been effectively defeased by US Treasury securities. As of December 31, 2008, based on amortized cost, approximately 93% of these commercial mortgage-backed securities have estimated credit subordination percentages of 20% or more, and 77% have estimated credit subordination percentages of 30% or more.
(2)	Included in the table above are non-us commercial mortgage-backed securities of $11 million in AAA, $4 million in AA, $34 million in A, $192 million in BBB and $142 million in BB and below.

Excluded from the table above are commercial mortgage-backed securities held outside the general account in other entities and operations with amortized cost of $28 million and fair value of $22 million, 75% of which have credit ratings of AA or better and the remaining 25% have credit ratings of BB and below. Also excluded from the table above are commercial mortgage-backed securities classified as trading and carried at fair value, including $2.3 billion of trading account assets supporting insurance liabilities, the investment results of which ultimately accrue to contract holders. An additional $1 million of commercial mortgage-backed securities held outside the general account as of December 31, 2008 are classified as other trading, all of which have AAA credit ratings.

(d) Supplemental information for commercial mortgage and other loans:

Commercial mortgages by property type:	Gross Carrying Value	% of Total
Industrial buildings	4,544	20.4%
Office buildings	4,024	18.1%
Retail stores	3,742	16.8%
Apartment complexes	3,549	16.0%
Other	1,719	7.7%
Agricultural properties	1,224	5.5%
Hospitality	1,134	5.1%

Subtotal of commercial mortgages	19,936	89.6%
Uncollateralized loans	1,204	5.4%
Collateralized by residential properties	976	4.4%
Other collateralized loans	129	0.6%

Total commercial mortgage and other loans	22,245	100.0%

Commercial mortgage and other loans by status:	Gross Carrying Value
Performing	22,162
Delinquent, not in foreclosure	57
Delinquent, in foreclosure	—
Restructured	26

Total commercial mortgage and other loans	22,245

As of December 31, 2008, based on amortized cost, the weighted average loan to value and debt service coverage ratios of general account investments in commercial mortgages attributable to the Financial Services Businesses was 58% and 1.89 times, respectively.

Prudential Financial, Inc.

Closed Block Business

Information Regarding Certain General Account Investments

Residential Mortgage-Backed, Commercial Mortgage-Backed, and Asset-Backed Securities, and Commercial Mortgage and Other Loans

December 31, 2008

($ millions)

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Asset-backed securities (a)	5,737	44	1,690	4,091
Residential mortgage-backed securities (b)	3,110	100	109	3,101
Commercial mortgage-backed securities (c)	3,858	2	672	3,188

	Gross Carrying Value	Allowance For Losses	Net Book Value
Commercial mortgage and other loans (d)	8,806	(58)	8,748

(a) Supplemental information for asset-backed securities:

		LOWEST RATING AGENCY RATING (5)					Total Amortized Cost	Total Fair Value
	Vintage	AAA	AA	A	BBB	BB and below
Collateralized by sub-prime mortgages:
Enhanced short-term portfolio
	2008	—	—	—	—	—	—	—
	2007	146	31	76	133	—	386	290
	2006	694	221	120	311	8	1,354	1,143
	2005	22	—	—	9	—	31	27
	2004	—	—	—	—	—	—	—
	2003 and prior	—	—	—	—	—	—	—

Total enhanced short-term portfolio (1)		862	252	196	453	8	1,771	1,460
All other portfolios
	2008	—	—	—	—	—	—	—
	2007	24	7	—	31	256	318	206
	2006	190	45	109	247	525	1,116	623
	2005	24	310	25	55	28	442	267
	2004	9	297	36	2	—	344	199
	2003 and prior	36	220	75	79	37	447	279

Total all other portfolios		283	879	245	414	846	2,667	1,574

Total collateralized by sub-prime mortgages (2)		1,145	1,131	441	867	854	4,438	3,034
Other asset-backed securities:
Collateralized by credit cards		9	—	—	444	—	453	242
Collateralized by auto loans		229	4	—	37	—	270	254
Externally managed investments in the European market (3)		—	—	74	74	—	148	186
Collateralized by education loans		165	20	—	—	7	192	178
Other (4)		110	21	22	54	29	236	197

Total asset-backed securities		1,658	1,176	537	1,476	890	5,737	4,091

(1)	Our Enhanced Short-term portfolio is used primarily to invest cash proceeds of securities lending and repurchase activities, and cash generated from certain trading and operating activities. The investment policy statement of this portfolio requires that securities purchased for this portfolio have a remaining expected average life of 2 years or less when acquired.

(2)	The weighted average estimated subordination percentage of our asset-backed securities collateralized by sub-prime mortgages attributable to the Closed Block Business, excluding those supported by guarantees from monoline bond insurers, was 35% as of December 31, 2008. The subordination percentage represents the current weighted average estimated percentage of the capital structure subordinated to our investment holding that is available to absorb losses before the security incurs the first dollar loss of principal. As of December 31, 2008 based on amortized cost, approximately 93% of these asset-backed securities collateralized by sub-prime mortgages have credit estimated subordination percentages of 20% or more, and 57% have estimated credit subordination percentages of 30% or more.

In addition to subordination, certain securities, referred to as front pay or second pay securities, benefit from the prioritization of principal cash flows within the senior tranches of the structure. In most instances, these shorter duration senior securities have priority to principal cash flows over other securities in the structure, including longer duration senior securities. Included within the $4.438 billion of asset-backed securities collateralized by sub-prime mortgages attributable to the Closed Block Business as of December 31, 2008 were $1.703 million of securities, on an amortized cost basis, that represent front pay or second pay securities, depending on the overall structure of the securities.

(3)	Externally managed investments in the European markets reflects our investment in medium term notes that are collateralized by portfolios of assets primarily consisting of European fixed income securities and derivatives, including 45% European corporate and bank bonds, 21% bank capital, 14% European asset-backed securities, and 20% other. As of December 31, 2008, the amortized cost and fair value shown in the table above includes the $(133) million impact of a bifurcated embedded derivative.

(4)	Includes collateralized debt obligations with amortized cost of $56 million and fair value of $48 million, with none secured by sub-prime mortgages. Also includes asset backed-securities collateralized by equipment leases, timeshares, aircraft, and franchises.

Excluded from the table above are $25 million of asset-backed securities classified as trading and carried at fair value, all of which have BBB credit ratings or above as of December 31, 2008.

(b) Supplemental information for residential mortgage-backed securities:

As of December 31, 2008, based on amortized cost, 83% of the residential mortgage-backed securities attributable to the Closed Block Business were publicly traded agency pass-through securities, which are supported by implicit or explicit government guarantees and have credit ratings of AAA. Collateralized mortgage obligations, including approximately $146 million secured by "ALT-A" mortgages, represented the remaining $543 million of residential mortgage-backed securities and 96% have credit ratings of AAA and the remaining 4% have BBB credit ratings.

Prudential Financial, Inc.

Closed Block Business

Information Regarding Certain General Account Investments

Residential Mortgage-Backed, Commercial Mortgage-Backed, and Asset-Backed Securities, and Commercial Mortgage and Other Loans

December 31, 2008

($ millions)

(c) Supplemental information for commercial mortgage-backed securities:

	LOWEST RATING AGENCY RATING (2)					Total Amortized Cost	Total Fair Value
Vintage	AAA	AA	A	BBB	BB and below
2008	10	—	—	—	—	10	9
2007	425	—	12	—	—	437	326
2006	882	—	—	—	—	882	689
2005	1,282	—	—	—	—	1,282	1,051
2004	394	—	—	—	—	394	331
2003 and prior	772	37	43	1	—	853	782

Total (1)	3,765	37	55	1	—	3,858	3,188

(1)	As of December 31, 2008, based on amortized cost, the weighted average loan to value and debt service coverage ratios of general account commercial mortgage-backed securities attributable to the Closed Block Business is 69% and 1.57 times, respectively. The weighted average estimated subordination percentage of our general account investments in commercial mortgage-backed securities attributable to the Closed Block Business was 32% as of December 31, 2008. The subordination percentage represents the current weighted average estimated percentage of the capital structure subordinated to our investment holding that is available to absorb losses before the security incurs the first dollar loss of principal. The weighted average estimated subordination percentage includes an adjustment for that portion of the capital structure which has been effectively defeased by US Treasury securities. As of December 31, 2008, based on amortized cost, approximately 93% of these commercial mortgage-backed securities have estimated credit subordination percentages of 20% or more, and 60% have estimated credit subordination percentages of 30% or more.

(d) Supplemental information for commercial mortgage and other loans:

Commercial mortgages by property type:	Gross Carrying Value	% of Total
Industrial buildings	1,959	22.2%
Office buildings	1,787	20.3%
Apartment complexes	1,727	19.6%
Retail stores	1,578	17.9%
Agricultural properties	769	8.7%
Other properties	518	5.9%
Hospitality	427	4.9%

Subtotal of commercial mortgages	8,765	99.5%
Uncollateralized loans	40	0.5%
Collateralized by residential properties	1	0.0%
Other collateralized loans	—	0.0%

Total commercial mortgage and other loans	8,806	100.0%

Commercial mortgage and other loans by status:	Gross Carrying Value
Performing	8,788
Delinquent, not in foreclosure	17
Delinquent, in foreclosure	—
Restructured	1

Total commercial mortgage and other loans	8,806

As of December 31, 2008, based on amortized cost, the weighted average loan to value and debt service coverage ratios of general account investments in commercial mortgages attributable to the Closed Block Business was 53% and 1.95 times, respectively.